                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K/A2

                                CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the Securities Exchange
                                 Act of 1934

              Date of Report (Date of earliest event reported):
                                 May 22, 1995


                       CAPSTONE PHARMACY SERVICES, INC.
            (Exact name of Registrant as specified in its charter)


Delaware                          0-20606                       11-2310352
- --------                        -----------                     ----------
(State or other                 (Commission                   (I.R.S. Employer
jurisdiction of                 File Number)                  Identification
incorporation)                                                     Number)

              2930 Washington Blvd., Baltimore, Maryland  21230
              -------------------------------------------------
                   (Address of principal executive offices)


                                (410) 646-7373
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                          Choice Drug Systems, Inc.
             ----------------------------------------------------
             (Former name, former address and former fiscal year,
                        if changed since last report)


- -------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro Forma Financial Statements

                  The pro forma financial information previously filed has been revised and is being filed herewith in order to replace the previous information. The other portions of the original 8-K, as amended by Form 8-K/A, have not been revised and are not being re-filed with this Amendment.

                       CAPSTONE PHARMACY SERVICES, INC.

                     (formerly CHOICE DRUG SYSTEMS, INC.)

                       PRO FORMA SELECTED FINANCIAL DATA

                                  (unaudited)



On May 22, 1995, Choice Drug Systems, Inc. (the "Company") closed on the acquisition of Premier Pharmacy, Inc. ("Premier"), a provider of institutional and hospital pharmacy services. The acquisition was accomplished by a merger of a wholly-owned subsidiary of the Company into Premier. The Company assumed responsibility for the operations effective June 1, 1995.

The unaudited pro forma income statement data for the year ended February 28, 1995 and the three months ended May 31, 1995 have been prepared based on historical income statements of the Company, as adjusted to reflect the acquisition of Premier as if such agreement had been effective March 1, 1994. The pro forma income statement data may not be indicative of the future results of operations and what the actual results of operations would have been had the acquisitions described above been effective March 1, 1994. The assets and liabilities of the Premier acquisition are included in the Company's balance sheet as of May 31, 1995 as filed on Form 10-Q, as amended, with the Commission on July 14, 1995 and thus no pro forma balance sheet is required or provided.

                       CAPSTONE PHARMACY SERVICES, INC.

                     (formerly CHOICE DRUG SYSTEMS, INC.)
                        PRO FORMA INCOME STATEMENT DATA
                      FOR THE YEAR ENDED FEBRUARY 28, 1995
                 (unaudited in thousands, except share amounts)


                                                  CHOICE DRUG            PREMIER
                                                 SYSTEMS, INC.        PHARMACY, INC.      ADJUSTMENTS         PRO-FORMA
                                                 -------------        --------------      -----------         ---------
Net Sales                                        $   43,507             $24,996             $    0            $   68,503

Cost of Sales                                        28,185              14,519                  0                42,704
                                                 ----------             -------             ------            ----------

Gross Profit                                         15,322              10,477                  0                25,799

Operating Expenses
   Selling and administrative expenses               18,637              10,185                  0                28,822
   Depreciation                                         605                 363                  0                   968
                                                 ----------             -------             ------            ----------

Operating Income (Loss) from continuing              (3,920)                (71)                 0                (3,991)
   operations before income taxes

Non-Operating expense (Income)
   Interest expense, net                                905                 591                  0                 1,496

   Amortization expense                                 384                 404               (200)(a)               588
   Other Income                                        (421)                (56)                 0                  (477)
                                                 ----------             -------             ------            ----------
       Total non-operating expense                      868                 939               (200)                1,607

Income (Loss) from continuing operations             (4,788)             (1,010)               200                (5,598)
   before income taxes
Provision (benefit) for income taxes                   (466)                 77                  0                  (389)
                                                 ----------             -------             ------            ----------

Income (Loss) from continuing operations            ($4,322)            ($1,087)            $  200              ($5,209)

Weighted average number of equivalent common
   shares outstanding                             6,458,891                                                    6,458,891
                                                 ----------                                                   ----------


Income (Loss) from continuing operations
   per share                                         ($0.67)                                                      ($0.91)
                                                 ----------                                                   ----------


         The accompanying notes are an integral part of this statement

                       CAPSTONE PHARMACY SERVICES, INC.

                     (formerly CHOICE DRUG SYSTEMS,INC.)
                        PRO FORMA INCOME STATEMENT DATA
                    FOR THE THREE MONTHS ENDED MAY 31, 1995
                 (unaudited in thousands, except share amounts)

                                                  CHOICE DRUG             PREMIER
                                                 SYSTEMS, INC.         PHARMACY, INC.       ADJUSTMENTS         PRO-FORMA
                                                 -------------         --------------       -----------         ---------

Net Sales                                           $   10,709                 $6,277              $  0        $   16,936

Cost of Sales                                            6,908                  3,679                 0            10,587
                                                    ----------                 ------              ----        ----------

Gross Profit                                             3,801                  2,548                 0             6,349

Operating Expenses
   Selling and administrative expenses                   4,078                  2,614                 0             6,692
   Depreciation                                            152                     82                 0               234
                                                    ----------                 ------              ----        ----------

Operating Income (Loss) from continuing                   (429)                  (148)                0              (577)
   operations before income taxes

Non-Operating expenses (Income)
   Interest expense, net                                   216                    174                 0               390
   Amortization expense                                     85                    102               (50)(a)           137
   Other Income                                            (29)                    (7)                0               (36)
                                                    ----------                 ------              ----        ----------
       Total non-operating expense                         272                    269               (50)              491

Income (Loss) from continuing operations                  (701)                  (417)               50            (1,068)
   before income taxes
Provision (benefit) for income taxes                         0                      0                 0                 0
                                                    ----------                 ------              ----        ----------

Income (loss) from continuing operations                 ($701)                 ($417)             $ 50           ($1,068)

Weighted average number of equivalent common
   shares outstanding                                8,300,267                                                  8,300,267
                                                    ----------                                                 ----------

Income (Loss) from continuing operations per share      ($0.08)                                                   ($ 0.13)


         The accompanying notes are an integral part of this statement

                       CAPSTONE PHARMACY SERVICES, INC.

                     (formerly CHOICE DRUG SYSTEMS, INC.)

                    NOTES TO PRO FORMA INCOME STATEMENT DATA

                      FOR THE YEAR ENDED FEBRUARY 28, 1995
                    AND THE THREE MONTHS ENDED MAY 31, 1995


(a) Reflects adjustments to amortization of goodwill and non-compete agreements associated with the acquisition calculated as follows:


                                                          YEAR ENDED              YEAR ENDED
                                                         FEB. 28, 1995           MAY 31, 1995
                                                         -------------           ------------
Premier amortization expense as recorded                   $404,000                $102,000
Post acquisition amortization expense                       204,000                  52,000
                                                           --------                --------
Pro Forma Adjustment                                       $200,000                $ 50,000


                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CAPSTONE PHARMACY SERVICES, INC.



                                    By:    /s/ Donald W. Hughes
                                           -------------------------------------

                                    Name:  Donald W. Hughes
                                           -------------------------------------

                                    Title: Vice President, Chief Financial
                                           Officer and Secretary
                                           -------------------------------------



Date: August 7, 1996